                                                                    EXHIBIT 99.3

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Thayer-Blum Funding III, L.L.C. ("TBF III"), a limited liability company organized under the laws of the State of Delaware, hereby constitutes and appoints Jeffrey W. Goettman and Murray A. Indick, and each of them (with power to each of them to act alone), its true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to TBF III's beneficial ownership of shares of Common Stock of Suntron Corporation, a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as TBF III itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agent, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, a duly authorized member of the TBF III has hereunto set his hand and seal, as of the date specified.

DATED:  March 6, 2002

                                           THAYER-BLUM FUNDING III, L.L.C.


                                           By: /s/ Jeffrey W. Goettman
                                               ---------------------------------
                                               Name: Jeffrey W. Goettman
                                               Title:Authorized Person

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Thayer-Equity Investors, IV, L.P. ("Thayer Investors"), a limited liability company organized under the laws of the State of Delaware, hereby constitutes and appoints Frederic V. Malek, Carl J. Rickertsen, Jeffrey W. Goettman, Susan Gallagher and Barry E. Johnson, and each of them (with power to each of them to act alone), its true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to Thayer Investor's beneficial ownership of shares of Common Stock of Suntron Corporation, a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as Thayer Investors itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agent, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, a duly authorized member of the Thayer Investors has hereunto set his hand and seal, as of the date specified.

DATED:  March 6, 2002

                                           THAYER EQUITY INVESTORS IV, L.P.


                                           By: TC Equity Partners IV, L.L.C.
                                               its General Partner


                                           By: /s/ Carl J. Rickertsen
                                               ---------------------------------
                                           Name: Carl J. Rickertsen
                                           Title: Managing Member

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned TC Equity Partners IV, L.L.C. ("TC Partners"), a limited liability company organized under the laws of the State of Delaware, hereby constitutes and appoints Frederic V. Malek, Carl J. Rickertsen, Jeffrey W. Goettman, Susan Gallagher and Barry E. Johnson, and each of them (with power to each of them to act alone), its true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to TC Partner's beneficial ownership of shares of Common Stock of Suntron Corporation, a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as TC Partners itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agent, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, a duly authorized member of the TC Partners has hereunto set his hand and seal, as of the date specified.

DATED:  March 6, 2002

                                           TC EQUITY PARTNERS IV, L.L.C.


                                           By: /s/ Carl J. Rickertsen
                                               ---------------------------------
                                           Name: Carl J. Rickertsen
                                           Title: Managing Member

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned TC Manufacturing Holdings, L.L.C. ("TC Manufacturing"), a limited liability company organized under the laws of the State of Delaware, hereby constitutes and appoints Frederic V. Malek, Carl J. Rickertsen, Jeffrey W. Goettman, Susan Gallagher and Barry E. Johnson, and each of them (with power to each of them to act alone), its true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to TC Manufacturing's beneficial ownership of shares of Common Stock of Suntron Corporation, a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as TC Manufacturing itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agent, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, a duly authorized member of the TC Manufacturing has hereunto set his hand and seal, as of the date specified.

DATED:  March 6, 2002

                                           TC MANUFACTURING HOLDINGS, L.L.C.


                                           By: TC Co-Investors IV, LLC,
                                               its Managing Member


                                           By: TC Management IV, L.L.C.,
                                               its Managing Member


                                           By: /s/ Carl J. Rickertsen
                                               ---------------------------------
                                           Name: Carl J. Rickertsen
                                           Title: Managing Member

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned TC Co-Investors IV, LLC ("TC Co-Investors"), a limited liability company organized under the laws of the State of Delaware, hereby constitutes and appoints Frederic V. Malek, Carl J. Rickertsen, Jeffrey W. Goettman, Susan Gallagher and Barry E. Johnson, and each of them (with power to each of them to act alone), its true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to TC Co-Investor's beneficial ownership of shares of Common Stock of Suntron Corporation, a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as TC Co-Investors itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agent, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, a duly authorized member of the TC Co-Investors has hereunto set his hand and seal, as of the date specified.

DATED:  March 6, 2002

                                           TC CO-INVESTORS IV, LLC


                                          By: TC Management Partners IV, L.L.C.,
                                              its Managing Member


                                           By: /s/ Carl J. Rickertsen
                                               ---------------------------------
                                           Name:  Carl J. Rickertsen
                                           Title: Managing Member

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned TC KCo, L.L.C. ("TC KCo"), a limited liability company organized under the laws of the State of Delaware, hereby constitutes and appoints Frederic V. Malek, Carl J. Rickertsen, Jeffrey W. Goettman, Susan Gallagher and Barry E. Johnson, and each of them (with power to each of them to act alone), its true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a
Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to TC KCo's beneficial ownership of shares of Common Stock of Suntron Corporation, a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as TC KCo itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agent, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, a duly authorized member of the TC KCo has hereunto set his hand and seal, as of the date specified.

DATED:  March 6, 2002

                                           TC KCO, L.L.C.


                                           By: /s/ Jeffrey W. Geottman
                                               ---------------------------------
                                           Name:  Jeffrey W. Geottman
                                           Title: Authorized Person

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned TC Management Partners IV, L.L.C. ("TC Management"), a limited liability company organized under the laws of the State of Delaware, hereby constitutes and appoints Frederic V. Malek, Carl J. Rickertsen, Jeffrey W. Goettman, Susan Gallagher and Barry E. Johnson, and each of them (with power to each of them to act alone), its true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to TC Management's beneficial ownership of shares of Common Stock of Suntron Corporation, a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as TC Management itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agent, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, a duly authorized member of the TC Management has hereunto set his hand and seal, as of the date specified.

DATED:  March 6, 2002

                                           TC MANAGEMENT PARTNERS IV, L.L.C.


                                           By: /s/ Carl J. Rickertsen
                                               ---------------------------------
                                           Name: Carl J. Rickertsen
                                           Title: Managing Member

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Frederic V. Malek, an individual, hereby constitutes and appoints Carl J. Rickertsen, Jeffrey W. Goettman, Susan Gallagher and Barry E. Johnson, and each of them (with power to each of them to act alone), his true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a
Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to Frederic V. Malek's beneficial ownership of shares of Common Stock of Suntron Corporation, a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as Frederic V. Malek himself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agent, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal, as of the date specified.

DATED:  March 6, 2002

                                           FREDERIC V. MALEK


                                           /s/ Frederic V. Malek
                                           -------------------------------------

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Carl J. Rickertsen, an individual, hereby constitutes and appoints Frederic V. Malek, Jeffrey W. Goettman, Susan Gallagher and Barry E. Johnson, and each of them (with power to each of them to act alone), his true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a
Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to Carl J. Rickertsen's beneficial ownership of shares of Common Stock of Suntron Corporation, a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as Carl J. Rickertsen himself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agent, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal, as of the date specified.

DATED:  March 6, 2002

                                           CARL J. RICKERTSEN


                                           /s/ Carl J. Rickertsen
                                           -------------------------------------

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Jeffrey W. Goettman, an individual, hereby constitutes and appoints Frederic V. Malek, Carl
J. Rickertsen, Susan Gallagher and Barry E. Johnson, and each of them (with power to each of them to act alone), his true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to Jeffrey
W. Goettman's beneficial ownership of shares of Common Stock of Suntron Corporation, a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as Jeffrey W. Goettman himself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agent, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal, as of the date specified.

DATED:  March 6, 2002

                                           JEFFREY W. GOETTMAN


                                           /s/ Jeffrey W. Goettman
                                           -------------------------------------

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Daniel M. Dickinson, an individual, hereby constitutes and appoints Frederic V. Malek, Carl J. Rickertsen, Jeffrey W. Goettman, Susan Gallagher and Barry E. Johnson, and each of them (with power to each of them to act alone), his true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to Daniel M. Dickinson's beneficial ownership of shares of Common Stock of Suntron Corporation, a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as Daniel M. Dickinson himself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agent, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal, as of the date specified.

DATED:  March 6, 2002

                                           DANIEL M. DICKINSON


                                           /s/ Daniel M. Dickinson
                                           -------------------------------------

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Blum Strategic Partners, L.P. ("BSP"), a limited partnership organized under the laws of the State of Delaware, hereby constitutes and appoints Murray A. Indick, its true and lawful attorney-in-fact and agent for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to BSP's beneficial ownership of shares of Common Stock of Suntron Corporation, a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as BSP itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agent, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, a duly authorized member of the BSP has hereunto set his hand and seal, as of the date specified.

DATED:  March 6, 2002

                                           BLUM STRATEGIC PARTNERS, L.P.


                                           By: Blum Strategic GP, L.L.C.,
                                               its general partner


                                           By: /s/ Murray A. Indick
                                               ---------------------------------
                                           Name:   Murray A. Indick
                                           Title:  Member

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Blum Strategic GP, L.L.C. ("Blum Strategic GP"), a limited liability company organized under the laws of the State of Delaware, hereby constitutes and appoints Murray A. Indick, its true and lawful attorney-in-fact and agent for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to Blum Strategic GP's beneficial ownership of shares of Common Stock of Suntron Corporation, a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as Blum Strategic GP itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agent, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, a duly authorized member of the Blum Strategic GP has hereunto set his hand and seal, as of the date specified.

DATED:  March 6, 2002

                                           BLUM STRATEGIC GP,L.L.C.


                                           By: /s/ Murray A. Indick
                                               ---------------------------------
                                           Name:  Murray A. Indick
                                           Title: Member

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Blum (K*TEC) Co-Investment Partners, L.P. ("Blum Co-Investment"), a limited partnership organized under the laws of the State of Delaware, hereby constitutes and appoints Murray A. Indick, its true and lawful attorney-in-fact and agent for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to Blum Co-Investment's beneficial ownership of shares of Common Stock of Suntron Corporation, a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as Blum Co-Investment itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agent, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, a duly authorized member of the Blum Co-Investment has hereunto set his hand and seal, as of the date specified.

DATED:  March 6, 2002

                                           BLUM (K*TEC) CO-INVESTMENT
                                           PARTNERS, L.P.


                                           By:  Blum Strategic GP, L.L.C.
                                                its general partner


                                           By:  /s/ Murray A. Indick
                                              ----------------------------------
                                           Name:   Murray A. Indick
                                           Title:  Member

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Richard C. Blum, an individual, hereby constitutes and appoints Murray A. Indick, his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to Richard C. Blum's beneficial ownership of shares of Common Stock of Suntron Corporation, a corporation organized under the laws of the State of Delaware, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as Richard C. Blum himself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agent, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal, as of the date specified.

DATED:  March 6, 2002

                                           RICHARD C. BLUM


                                           /s/ Richard C. Blum
                                           -------------------------------------